       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          ASIAN REAL ESTATE PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE GPR LIFE FAR EAST ASIA REAL ESTATE T.R. INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                        --------------------------
                                           YTD     SINCE INCEPTION
                                        ---------  ---------------
PORTFOLIO--CLASS A(3).................     -41.57%       -53.21%
PORTFOLIO--CLASS B(3).................     -41.97        -53.41
INDEX.................................     -39.82        -60.23

1. The GPR Life Far East Asia Real Estate T.R. Index is a Far East market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio commenced operations on October 1, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry whose shares trade on a recognized stock exchange in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

For the nine months ended September 30, 1998, the Portfolio had a total return of -41.57% for Class A shares and -41.97% for Class B shares compared to -39.82% for the GPR Life Far East Asia Real Estate T.R. Index (the "Index"). From inception on October 1, 1997 through September 30, 1998, the Portfolio had a total return of -53.21% for Class A shares and -53.41% for Class B shares compared to -60.23% for the Index.

For the three months ended September 30, 1998, the Portfolio had a total return of -17.59% for the Class A shares and -17.68% for the Class B shares compared to -17.61% for the Index. The Portfolio's slight underperformance during the third quarter was due to our overweight position in Singapore, which had a relatively weak showing.

MACRO-ECONOMIC BACKDROP

    The Asian financial crisis intensified during the third quarter when Japanese economic and financial sector reforms were hindered by the country's weak political structure and inability of its leaders to institute effective policy responses. Consequently, the sharp weakening of the yen against the U.S. dollar resulted in higher risk premia for the rest of Asia and redirected investors' attention to the grim implications of a possible devaluation of the Chinese currency, the RMB, on Non-Japan Asia. The contagion was further aggravated in the third quarter with Russia's implosion and currency turmoil in Latin America, posing a significant threat to the stability of the global economy and financial system.

The real economies of Japan, Hong Kong, Indonesia, Korea, Malaysia and Thailand moved into negative growth territory by the second quarter of 1998. Economic fundamentals in Hong Kong continued to deteriorate with unemployment figures rising to a 15-year high of 5%. In addition to pressure from fears of a RMB devaluation, the government's recent intervention in the stock and futures market introduced doubts that the SAR was no longer able to withstand further downward adjustment in asset prices and that the operations of the Hong Kong dollar peg will be severely compromised. In Malaysia, capital controls on the ringgit were introduced after its gross domestic product contracted 6.8% in the second quarter of 1998. This is expected to negatively impact trade and ringgit-related financial activities in neighboring Singapore. The political feud between Malaysia's prime minister and his sacked deputy sharply escalated fears of political upheavals within the ruling UMNO party. Even Taiwan's robust real economy is showing signs of slowing down despite the cut in bank reserve requirements. Turmoil in global financial markets continues to weigh heavily on Australia--while inflation is under control, further slowing is expected ahead.

Asian governments have shifted their policy objectives toward an easier monetary stance. The possibility of concerted efforts by the U.S. and G7 countries to ease global interest rates will play a critical role in helping Asia repair its debt-ridden economies and restore confidence.

REAL ESTATE MARKETS

The severity of economic contraction throughout Asia has curtailed demand for real estate, particularly in the office and residential sectors. The office sector, for instance, saw rents coming under severe pressure in service-oriented city-states such as Hong Kong and Singapore. In Hong Kong, the going rate for prime offices in the Central Business District (CBD) has fallen from Hong Kong $77 per square foot per month to about Hong Kong $40 per square foot per month. Vacancy rates are expected to rise further when at least 8 million square feet of newly completed office space come on-stream starting from the second half of 1998 onwards. Capital values are expected to face severe downward adjustments because of the negative carry of asset financing. In Singapore, prime CBD office vacancy rose quickly as existing tenants sought newer and cheaper alternatives at fringe locations.

The mass residential market continues to suffer from the predicament of collapsing demand. Fears of rising unemployment, weak confidence in economic recovery, and restrictive financing from banks in the near term will further depress residential prices. With a huge overhang of 25,000 primary units for sale in the next six months, some Hong Kong developers have started to clear inventory by selling at below breakeven prices to generate cash flow. In response to the sharp decline in residential property prices, the Hong Kong government had recently removed a series of anti-speculation measures to help boost residential transaction volumes. Also the Hong Kong Exchange Fund has announced that it will be injecting some Hong Kong $2 billion into the Honk Kong Monetary Authority, which could be used to buy billions worth of existing mortgages from the banking system, thereby improving liquidity in the home buyers' market. With rising unemployment and further economic contraction on the horizon, these measures are unlikely to stimulate housing demand in the near term.

In Singapore, prices have declined by more than 30%, in local currency terms, from their peak in 1996. Deteriorating economic conditions next year and the impending cut in employer's pension fund contributions (effectively a nationwide salary reduction program) may deter demand from public-sector housing up-graders. However we do not rule out the possibility of further government policy adjustments in the housing sector to prevent falling residential capital values from threatening the stability of the Singapore banking system.

China is now the only country in Asia where housing demand remains healthy with liquidity available for home financing. Demand continues unabated from state institutions trying to utilize reserve funds to purchase homes for employees before the deferred January 1999 housing reform dateline. The impending cut in interest rates and fiscal or housing subsidies made to individual home purchases as part of the new housing reform package to be implemented next year is expected to help boost domestic demand for housing in China.

Property transactions remain scarce in the Philippines, Malaysia and Thailand. Declining remittances from overseas contract workers amidst rising economic uncertainty region-wide and the shortage of government funding to the home-subsidy program have negatively impacted the sale of socialized housing in the Philippines. In Bangkok, prime office vacancy rate is approaching 30% with capital values at a 10-year low of around Baht 3,700 per square foot (U.S. $90 per square foot). The imposition of capital controls in Malaysia will deter foreign buyers from taking up the excess supply of residential and commercial properties.

REAL ESTATE SECURITIES

Equity investors have continued to avoid the Asian property sector, further widening price/NAV discounts of property shares. The major macroeconomic risks on the horizon continue to be the protracted slump of the Japanese economy and the threat of a marked slowdown in the Chinese economy leading to a devaluation of the RMB. Hong Kong's intervention in the stock and futures markets and Malaysia's capital control measures were drastic attempts taken by Asian governments to ward off further speculative attacks on their currencies and stocks.

We continue to expect further weakness in rents and capital values across most Asian markets as their economies continue to undergo adjustments. However, we believe the risk reward ratio is fast improving as many good quality companies are now trading well below their appraised net asset values based on the most conservative assumptions of asset price declines. Despite the credit crunch, many Hong Kong developers have successfully restructured their balance sheets and turned land inventory into cash in a falling market, and in doing so, moderated the pace of net asset value erosion and enhanced their ability to make new acquisitions at the opportune time. The recent decline in interest rates should lend support to property share price performance. We remain overweight in the major Hong Kong and Singapore residential developers, and significantly underweight in companies with exposure to the office sector where oversupply continues to be serious. The Japanese real estate shares have also become increasingly attractive after their recent sharp correction.

Kiat Seng Seah
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                   VALUE
   SHARES                                                          (000)
------------                                                      -------
COMMON STOCKS (86.1%)
  AUSTRALIA (17.5%)
      40,000   Armstrong Jones Retail Fund                        $    22
      48,000   BT Office Trust                                         42
      36,000   Capital Property Trust                                  49
      43,600   Centro Properties Group                                 73
      39,000   IPOH Ltd.                                               39
      55,000   Mirvac Property Trust                                   48
      50,000   Westfield Trust                                         99
                                                                  -------
                                                                      372
                                                                  -------
  HONG KONG (31.9%)
      33,000   Cheung Kong Holdings Ltd.                              153
     477,000   China Resources Beijing Land                           103
     248,800   HKR International Ltd.                                  77
      19,000   Henderson Land Development Co., Ltd.                    65
     522,000   Hopson Development Holdings Ltd.                        42
     200,000   Lai Sun Development Co., Ltd.                           23
      68,000   New World Development Co., Ltd.                         91
      35,000   Sun Hung Kai Properties Ltd.                           124
                                                                  -------
                                                                      678
                                                                  -------
  JAPAN (12.9%)
      10,000   Daibiru Corp.                                           65
      18,000   Mitsubishi Estate Co., Ltd.                            118
      13,000   Mitsui Fudosan Co., Ltd.                                66
      13,000   Sumitomo Realty & Development Co., Ltd.                 24
                                                                  -------
                                                                      273
                                                                  -------
  PHILIPPINES (6.6%)
     319,400   Ayala Land, Inc., Class B                               47
   1,000,000   Filinvest Land, Inc.                                    25
     540,000   SM Prime Holdings, Inc.                                 67
                                                                  -------
                                                                      139
                                                                  -------
  SINGAPORE (13.5%)
      44,000   City Developments Ltd.                                  97
      68,000   DBS Land Ltd.                                           47
      69,000   Marco Polo Developments Ltd.                            36
      23,000   Singapore Land Ltd.                                     33
     200,000   Wing Tai Holdings Ltd.                                  74
                                                                  -------
                                                                      287
                                                                  -------
  TAIWAN (3.7%)
      73,500   Delpha Construction Co., Ltd.                           79
                                                                  -------
TOTAL COMMON STOCKS (Cost $2,558)                                   1,828
                                                                  -------


    FACE
   AMOUNT                                                          VALUE
   (000)                                                           (000)
------------                                                      -------
CONVERTIBLE DEBENTURE (2.3%)
  HONG KONG (2.3%)
$         80   China Resources Beijing Land 2.00%, 4/30/04 (Cost
                $39)                                              $    48
                                                                  -------

   NO. OF
   RIGHTS
------------
RIGHTS (0.0%)
  TAIWAN (0.0%)
       5,395   Delpha Construction Co., Ltd.
                (Cost $0)                                              --
                                                                  -------

    FACE
   AMOUNT
   (000)
------------
FOREIGN CURRENCY (4.3%)
    HKD   53   Hong Kong Dollar                                         7
    PHP   11   Philippines Peso                                        --
    SGD   75   Singapore Dollar                                        44
   TWD 1,362   Taiwan Dollar                                           40
                                                                  -------
TOTAL FOREIGN CURRENCY (Cost $90)                                      91
                                                                  -------
TOTAL INVESTMENTS (92.7%) (Cost $2,687)                             1,967
                                                                  -------

OTHER ASSETS AND LIABILITIES (7.3%)
  Other Assets                                                    4,035
  Liabilities                                                    (3,879)
                                                            -----------
                                                                    156
                                                            -----------
NET ASSETS (100%)                                           $     2,123
                                                            -----------
                                                            -----------
CLASS A:
--------
NET ASSETS                                                  $     1,684
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 366,018 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $      4.60
                                                                  -----
                                                                  -----
CLASS B:
--------
NET ASSETS                                                  $       439
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 94,937 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $      4.62
                                                                  -----
                                                                  -----